EXHIBIT 32.1

CERTIFICATION PURSUANT TO
 18 U.S.C. {section} 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Baldwin Yung, the  Chief Executive and Financial Officer of IWI Holding Limited (the “Company”), hereby certifies that, to his knowledge:

(i)  the Annual Report on Form 20-F of the Company for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof  (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 7, 2009                                                                                      By: /s/ Baldwin Yung

Chief Executive and Financial  Officer